UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014

ADEPT TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27122	94-2900635
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

5960 Inglewood Drive Pleasanton, CA	94588
(Address of principal executive offices)	(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment of Material Definitive Agreement

On March 3, 2014, Adept Technology, Inc. (“Adept”) entered into Amendment No. 1 to the Amended and Restated Loan and Security Agreement (the “Loan and Security Agreement”) with Silicon Valley Bank and Amendment No. 1 to the Loan and Security Agreement (EX-IM Loan Facility) with Silicon Valley Bank. Both such amendments were entered into solely to extend the expiration date of the Loan and Security Agreement and the EX-IM Loan Facility to June 22, 2014 to better align the renewal process of Adept’s credit facilities with its June fiscal year. The previous maturity date was March 24, 2014.

Item 2.03. Creation of a Direct Financial Obligation or Off Balance Sheet Arrangement.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Amendment No. 1 to the Amended and Restated Loan and Security Agreement
10.2	Amendment No. 1 to the Loan and Security Agreement (EX-IM Loan Facility)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.
Date: March 4, 2014	By: /s/ Seth Halio Seth Halio Chief Financial Officer

Index to Exhibits

Exhibit	Description
10.1	Amendment No. 1 to the Amended and Restated Loan and Security Agreement
10.2	Amendment No. 1 to the Loan and Security Agreement (EX-IM Loan Facility)